UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2006

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The Compensation Committee (the "Committee") of the Marathon Oil Corporation Board of Directors met on February 22, 2006, and approved the following:

2005 Annual Bonus Awards

The Committee approved the following cash bonus payments for the named executive officers for 2005 in accordance with the performance-based bonus program established during the first quarter of 2005.

Clarence P. Cazalot, Jr. $ 2,600,000

Gary R. Heminger $ 950,000

Janet F. Clark $ 610,000

Philip G. Behrman $ 400,000

Steven B. Hinchman $ 550,000

2006 Base Salaries (effective April 1, 2006)

The Committee approved base salaries for the named executive officers, effective April 1, 2006, as follows:

Clarence P. Cazalot, Jr. $ 1,200,000

Gary R. Heminger $ 650,000

Janet F. Clark $ 525,000

Philip G. Behrman $ 400,000

Steven B. Hinchman $ 450,000

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

February 28, 2006	By:	A. G. Adkins

Name: A. G. Adkins
Title: Vice President - Accounting